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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 25, 1996



                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



       Delaware                    1-5231             36-2361282
(State of Incorporation)    (Commission File No.)     (IRS Employer
                                                      Identification No.)



                              One McDonald's Plaza
                           Oak Brook, Illinois 60521
                                 (708) 575-3000
           (Address and Phone Number of Principal Executive Offices)


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      (99) Press Release dated January 25, 1996 - "McDonald's Adds Record Number of Restaurants and Reports Strong Global Results"
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              McDONALD'S CORPORATION

                              (Registrant)


                              By:   /s/ Gloria Santona
                                    ----------------------------
                                    Gloria Santona
                                    Vice President, Associate General Counsel
                                    and Secretary